UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) April 12, 2006


                        ME PORTFOLIO MANAGEMENT LIMITED,
                     (as manager of SMHL Global Fund No. 8)
             (Exact Name of Registrant as Specified in its Charter)

                              Victoria, Australia
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         333-127004-01                                Not Applicable
-----------------------------------------  ------------------------------------
   (Commission File Number)                (I.R.S. Employer Identification No.)

Level 23, 360 Collins Street, Melbourne, VIC 3000, Australia    Not Applicable
-------------------------------------------------------------------------------
          (Address of Principal Executive Offices)                (Zip Code)

                                 613 9605 6000
          -----------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

         On September 28, 2005, pursuant to a registration statement (No. 333-127004-01), Perpetual Limited, in its capacity as issuer trustee (the "Issuer Trustee") of the SMHL Global Fund No. 8 (the "Trust"), publicly issued U.S.$950,000,000 of Class A-1 Mortgage Backed Floating Rate Notes (the "Notes"). The Issuer Trustee made a regular quarterly distribution of principal and interest to the holders of the Notes on the quarterly payment date falling on April 12, 2006. Capitalized terms used in this Form 8-K and not defined have the same meanings given to them in the prospectus related to the Notes.


Item 9.01    Financial Statements, Pro Forma Financial Statements and
             Exhibits.

(a)          Financial Statements.

             Not applicable.

(b)          Pro Forma Financial Information.

             Not applicable.

(c)          Exhibits.

                          Item 601(A) of
                          Regulation S-K
    Exhibit No.            Exhibit No.         Description
    -----------            -----------         -----------
         1                      99             Noteholders report for the
                                               Quarterly Payment Date on
                                               April 12, 2006

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Manager for the SMHL Global Fund No. 8, by the undersigned, hereunto duly authorized.


                                           ME Portfolio Management Limited,
                                           (in its capacity as Manager for the
                                           SMHL Global Fund No. 8)
                                           -----------------------
                                                (Registrant)

Dated: April 19, 2006
                                           By: /s/ Nicholas Vamvakas
                                              ------------------------------
                                           Name:   Nicholas Vamvakas
                                           Title:  Head of Financial Markets

                               INDEX OF EXHIBITS


                       Item 601(A) of
                       Regulation S-K
  Exhibit No.           Exhibit No.        Description
  -----------           -----------        -----------

       1                     99            Noteholders report for the Quarterly
                                           Payment Date on April 12, 2006